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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             September 24, 1996
                                 Date of Report
                       (Date of earliest event reported)

                         GUILFORD PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                              0-23736                             52-1841960
(State or other jurisdiction of                 (Commission                        (I.R.S. Employer
 incorporation or organization)                File Number)                     Identification Number)


                             6611 TRIBUTARY STREET
                              BALTIMORE, MARYLAND
                    (Address of principal executive offices)

                                     21224
                                   (Zip Code)

                                 (410) 631-6300
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Guilford Pharmaceuticals Inc. ("Guilford" or the "Company") is hereby filing cautionary statements identifying important factors that could cause Guilford's actual results to differ materially from those projected in forward-looking statements made by or on behalf of Guilford.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (99)    Additional Exhibits

                 99.1 Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GUILFORD PHARMACEUTICALS INC.


Date:  September 24, 1996    By:  /s/  Andrew R. Jordan
                                   ---------------------------------------
                                   Andrew R. Jordan
                                   Vice President, Chief Financial Officer
                                   and Treasurer





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